WAIVER AGREEMENT


          This Waiver Agreement is made as of October 28, 1997, by and between Boston University, Leon C. Hirsch, Turi Josefsen, Gerald S.J. Cassidy and Loretta P. Cassidy (individually, a "Stockholder" and collectively, the "Stockholders"), Reed R. Prior ("Prior"), and Seragen, Inc. (the "Company").

          WHEREAS, the Stockholders, Prior and the Company are the parties to a certain Stockholders Agreement, dated as of November 6, 1996 (the "Stockholders Agreement");

          WHEREAS, Section 2.1 of the Stockholders Agreement requires the Stockholders to take or cause to be taken such actions as may be required from time to time to establish and maintain the number of directors comprising the whole board of directors of the Company at nine;

          WHEREAS, the parties acknowledge that, given the current financial and business problems faced by the Company, it is difficult to attract the caliber of directors contemplated by the parties at the time they entered into the Stockholders Agreement;

          WHEREAS, the parties believe that until it is possible to attract appropriate additional candidates to serve as directors of the Company, it is in the best interests of the parties and the Company that the size of the board of directors be set at six directors;

          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          Until such time as it is possible to attract as additional candidates to serve as directors of the Company persons who have sufficient experience and stature in the pharmaceutical industry to make their election to the board of directors of the Company desirable, the number of directors that comprise the whole board of the Company may be set at six. At such time as, in the reasonable judgment of Prior after consultation with the other members of the Company's board of directors, additional appropriate candidates for the Company's board of directors can be identified, the size of the board of directors of the Company shall be increased, up to a maximum of nine, as necessary to permit or facilitate such candidates' election.

          The provisions of Section 2.1 of the Stockholders Agreement are hereby amended and waived to the extent necessary to give effect to the provisions of the preceding paragraph.


          IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement to be effective as of the day first set forth above.




                                   BOSTON UNIVERSITY

                                   By: /s/ Kenneth G. Condon
                                       --------------------------
                                           Kenneth G. Condon
                                           Vice President for
                                           Financial Affairs


                                       /s/ Leon C. Hirsch
                                       --------------------------
                                       Leon C. Hirsch



                                      /s/ Turi Josefsen
                                      --------------------------
                                          Turi Josefsen


                                      /s/ Gerald S.J. Cassidy
                                      --------------------------
                                          Gerald S.J. Cassidy


                                      /s/ Loretta P. Cassidy
                                      --------------------------
                                          Loretta P. Cassidy


                                      /s/ Reed R. Prior
                                      --------------------------
                                          Reed R. Prior


                                   SERAGEN, INC.


                                   By: /s/ Jean C. Nichols, Ph.D.
                                      --------------------------
                                           Jean C. Nichols, Ph.D.
                                           President and Chief
                                           Technology Office